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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 4, 1998 except for Note 13, as to which the date is June 10, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-53993) and related Prospectus of Multex Systems, Inc.

                                          Ernst & Young LLP

New York, New York

July 1, 1998